UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/15

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for those series, as appropriate.

                                    DREYFUS PREMIER INVESTMENT FUNDS, INC.

-          Dreyfus Large Cap Equity Fund

-          Dreyfus Large Cap Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Large Cap Equity Fund

ANNUAL REPORT December 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Large Cap Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Equity Fund, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Large Cap Equity Fund’s Class A shares achieved a total return of 2.55%, Class C shares returned 1.76%, and Class I shares returned 2.91%.1 Between their inception on October 1, 2015, and December 31, 2015, the fund’s Class Y shares returned 6.46%. In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 1.39% for the 12-month period.2

Large-cap stocks generally posted mildly positive total returns during 2015 despite intensifying global economic concerns. Favorable security selections in the information technology, energy, and materials sectors enabled the fund to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund invests primarily in large, established companies that we believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political, and social trends and their implications for different market and industry sectors. Using a bottom-up approach, fundamental research is used to identify companies with characteristics such as: earnings power unrecognized by the market, sustainable revenue and cash flow growth, positive operational and/or financial catalysts, attractive relative value versus history and peers, and strong or improving financial condition.

Market Performance Constrained by Economic Uncertainties

Equity markets proved volatile during 2015 due to shifting economic sentiment. The year started on a weak note when the U.S. economic recovery stalled in the midst of harsh winter weather. Exporters were undermined by a strengthening U.S. dollar, and energy producers were challenged by declining oil prices. The economy got back on track in the spring when labor markets showed renewed vigor, housing markets rebounded, and currency exchange rates stabilized.

Positive U.S. economic developments supported higher stock prices until mid-June, when contentious negotiations surrounding the Greek debt crisis undermined investor sentiment. After alternately rising and falling over much of the summer, stocks plunged in August when Chinese monetary authorities devalued the country’s currency, exacerbating fears about slowing growth in the emerging markets. An October rally put the S&P 500 Index back in positive territory, but global economic concerns and falling energy prices again raised questions about the sustainability of the U.S. recovery, and stock prices remained volatile over the remainder of the year.

Performance Driven by Stock Selections

The fund outperformed its benchmark partly on the strength of robust results in the information technology sector. Game maker Electronic Arts released popular new titles and benefited from a shift to digital sales. Semiconductor manufacturer Avago Technologies saw strong sales of smartphone components, and investors responded positively to the company’s acquisition of two former rivals. Social media leader Facebook posted strong earnings as it continued to monetize its

3

DISCUSSION OF FUND PERFORMANCE (continued)

user base. Cloud computing specialists salesforce.com and ServiceNow saw rising demand from large corporations. Software developer Adobe grew its customer base after adopting a subscription-based business model. Cybersecurity specialist Palo Alto Networks benefited from rising spending on network security by corporate and government entities.

The fund cushioned weakness in the hard-hit energy sector by focusing on oil refiners, including Valero Energy and Phillips 66, as their raw materials costs declined and demand for gasoline climbed. Likewise, among materials companies, chemical producers Dow Chemical and Celanese benefited from lower input costs, as well as from positive results from recent restructurings. The fund generally avoided the fertilizer producers and metals-and-mining companies that led the materials sector’s decline.

The fund’s investments in the industrials sector lagged market averages, as sluggish overseas demand and a strengthening U.S. dollar hurt earnings of power management company Eaton, HVAC systems maker Ingersoll-Rand, engineering firm Dover, and technology systems supplier United Technologies. Our stock selection strategy also fell short in the consumer discretionary sector, where apparel maker PVH struggled with unusually warm winter weather, motorcycle seller Harley-Davidson was hurt by a product recall and overseas competition, and entertainment company Time Warner contended with fear of a shift from traditional media to online programming.

Finding Secular Growth Opportunities

While a moderate U.S. economic recovery remains underway, the global economy has continued to suffer from weak commodity prices and slowdowns in the emerging markets. Therefore, we have retained the fund’s focus on companies that, in our analysis, are benefiting from secular growth trends, including cloud and mobile computing. We also have favored companies with growth catalysts, such as restructurings, mergers, and acquisitions. The fund ended 2015 with roughly market-neutral exposure to the S&P 500 Index’s various economic sectors, which we believe better enables us to add value through our stock selection process.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through October 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Equity Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the Standard & Poor’s 500 Composite Stock Price Index

†  Source: Lipper Inc.

††  The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.
   The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Large Cap Equity Fund on 12/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/15
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	-3.33%	9.28%	4.49%
without sales charge	8/10/92	2.55%	10.59%	5.10%
Class C shares
with applicable redemption charge †	9/13/08	0.79%	9.75%	4.94%††
without redemption	9/13/08	1.76%	9.75%	4.94%††
Class I shares	8/10/92	2.91%	11.00%	5.87%
Class Y shares	10/01/15	2.91%††	11.00%††	5.87%††
Standard & Poor’s 500 Composite Stock Price Index		1.39%	12.55%	7.30%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.
    The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Equity Fund from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015†
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$ 5.38	$ 9.14	$ 3.79	$ 1.93
Ending value (after expenses)	$ 974.70	$ 970.70	$ 976.20	$ 1,064.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015†††
	Class A Class C		Class I	Class Y
Expenses paid per $1,000††††	$ 5.50	$ 9.35	$ 3.87	$ 3.82
Ending value (after expenses)	$ 1,019.76	$ 1,015.93	$ 1,021.37	$ 1,021.42

† From October 1, 2015 (commencement of initial offering) to December 31, 2015 for Class Y.
†† Expenses are equal to the fund’s annualized expense ratio of 1.08% for Class A, 1.84% for Class C and .76% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of .75% for Class Y, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the actual days in the period).
†††  Please note that while Class Y shares commenced operations on October 1, 2015, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2015 to December 31, 2015.
†††† Expenses are equal to the fund’s annualized expense ratio of 1.08% for Class A, 1.84% for Class C, .76% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2015

Common Stocks - 98.4%	Shares		Value ($)
Automobiles & Components - .7%
Harley-Davidson	67,540	[a]	3,065,641
Banks - 4.8%
Bank of America	566,360		9,531,839
PNC Financial Services Group	57,130		5,445,060
Wells Fargo & Co.	125,670		6,831,421
			21,808,320
Capital Goods - 7.6%
3M	30,737		4,630,222
Eaton	100,210		5,214,928
Honeywell International	68,595		7,104,384
Illinois Tool Works	72,620		6,730,422
Ingersoll-Rand	111,340		6,155,989
United Technologies	53,600		5,149,352
			34,985,297
Consumer Durables & Apparel - 1.2%
NIKE, Cl. B	88,276		5,517,250
Consumer Services - 1.9%
Cheesecake Factory	70,600		3,255,366
Yum! Brands	73,490		5,368,444
			8,623,810
Diversified Financials - 8.0%
Ally Financial	217,170	[b]	4,048,049
Capital One Financial	86,990		6,278,938
Charles Schwab	216,640		7,133,955
Intercontinental Exchange	34,208		8,766,142
Invesco	200,526		6,713,610
Voya Financial	96,420		3,558,862
			36,499,556
Energy - 8.0%
Chevron	45,226		4,068,531
Exxon Mobil	95,680		7,458,256
Halliburton	141,180		4,805,767
Marathon Petroleum	65,560		3,398,630
Phillips 66	34,690		2,837,642
Pioneer Natural Resources	32,020		4,014,668
Schlumberger	72,940		5,087,565

8

Common Stocks - 98.4% (continued)	Shares		Value ($)
Energy - 8.0% (continued)
Valero Energy	68,660		4,854,949
			36,526,008
Food & Staples Retailing - 1.9%
Costco Wholesale	22,265		3,595,798
CVS Health	54,821		5,359,849
			8,955,647
Food, Beverage & Tobacco - 7.6%
Anheuser-Busch InBev, ADR	29,196		3,649,500
Constellation Brands, Cl. A	32,381		4,612,350
Hershey	49,470		4,416,187
Monster Beverage	41,150	[b]	6,129,704
PepsiCo	82,213		8,214,723
Philip Morris International	89,990		7,911,021
			34,933,485
Health Care Equipment & Services - 2.6%
Abbott Laboratories	82,650		3,711,812
Cardinal Health	50,840		4,538,487
Universal Health Services, Cl. B	31,772		3,796,436
			12,046,735
Household & Personal Products - .9%
Procter & Gamble	51,085		4,056,660
Insurance - 1.3%
Hartford Financial Services Group	134,360		5,839,286
Materials - 3.0%
Celanese, Ser. A	75,140		5,059,176
Dow Chemical	103,950		5,351,346
Nucor	80,140		3,229,642
			13,640,164
Media - 3.7%
Comcast, Cl. A	148,040		8,353,897
Time Warner	73,340		4,742,898
Walt Disney	35,463		3,726,452
			16,823,247
Pharmaceuticals, Biotechnology & Life Sciences - 11.8%
AbbVie	70,100		4,152,724
Agilent Technologies	114,010		4,766,758
Allergan	23,217	[b]	7,255,312
Amgen	23,545		3,822,060
Anacor Pharmaceuticals	18,718	[b]	2,114,572

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 11.8% (continued)
Biogen	13,428	[b]	4,113,668
BioMarin Pharmaceutical	21,213	[b]	2,222,274
Bristol-Myers Squibb	53,460		3,677,513
Celgene	18,364	[b]	2,199,273
Johnson & Johnson	84,750		8,705,520
Merck & Co.	77,680		4,103,058
Pfizer	218,220		7,044,142
			54,176,874
Real Estate - 1.1%
American Tower	54,480	[c]	5,281,836
Retailing - 4.1%
Amazon.com	17,562	[b]	11,869,980
Home Depot	52,851		6,989,545
			18,859,525
Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices	81,050		4,483,686
Avago Technologies	47,731	[a]	6,928,155
			11,411,841
Software & Services - 16.6%
Accenture, Cl. A	54,250		5,669,125
Activision Blizzard	78,520		3,039,509
Adobe Systems	71,000	[b]	6,669,740
Alphabet, Cl. A	20,684	[b]	16,092,359
Cognizant Technology Solutions, Cl. A	87,860	[b]	5,273,357
Electronic Arts	43,590	[b]	2,995,505
Facebook, Cl. A	120,738	[b]	12,636,439
Microsoft	94,440		5,239,531
salesforce.com	86,450	[b]	6,777,680
ServiceNow	73,490	[b]	6,361,294
Visa, Cl. A	67,970		5,271,074
			76,025,613
Technology Hardware & Equipment - 4.0%
Apple	108,340		11,403,868
Palo Alto Networks	38,296	[b]	6,745,457
			18,149,325
Telecommunication Services - 1.6%
AT&T	113,650		3,910,697
Verizon Communications	69,660		3,219,685
			7,130,382

10

Common Stocks - 98.4% (continued)	Shares		Value ($)
Transportation - 1.1%
Union Pacific	67,306		5,263,329
Utilities - 2.4%
Exelon	168,930		4,691,186
Sempra Energy	66,492		6,250,913
			10,942,099
Total Common Stocks (cost $383,854,822)			450,561,930
Other Investment - 2.5%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $11,226,587)	11,226,587	[d]	11,226,587
Total Investments (cost $395,081,409)	100.9%		461,788,517
Liabilities, Less Cash and Receivables	(.9%)		(3,971,825)
Net Assets	100.0%		457,816,692

ADR—American Depository Receipt
aSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $7,320,379 and the value of the collateral held by the fund was $7,574,198, consisting of U.S. Government & Agency securities.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	16.6
Pharmaceuticals, Biotechnology & Life Sciences	11.8
Diversified Financials	8.0
Energy	8.0
Capital Goods	7.6
Food, Beverage & Tobacco	7.6
Banks	4.8
Retailing	4.1
Technology Hardware & Equipment	4.0
Media	3.7
Materials	3.0
Health Care Equipment & Services	2.6
Money Market Investment	2.5
Semiconductors & Semiconductor Equipment	2.5
Utilities	2.4
Consumer Services	1.9
Food & Staples Retailing	1.9
Telecommunication Services	1.6
Insurance	1.3
Consumer Durables & Apparel	1.2
Real Estate	1.1
Transportation	1.1
Household & Personal Products	.9
Automobiles & Components	.7
100.9

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,320,379)—Note 1(b):
Unaffiliated issuers	383,854,822	450,561,930
Affiliated issuers	11,226,587	11,226,587
Cash		1,433,457
Receivable for shares of Common Stock subscribed		3,196,469
Dividends and securities lending income receivable		538,115
Prepaid expenses		27,038
		466,983,596
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		302,648
Payable for investment securities purchased		8,454,280
Payable for shares of Common Stock redeemed		360,458
Accrued expenses		49,518
		9,166,904
Net Assets ($)		457,816,692
Composition of Net Assets ($):
Paid-in capital		392,055,930
Accumulated undistributed investment income—net		123,460
Accumulated net realized gain (loss) on investments		(1,069,806)
Accumulated net unrealized appreciation (depreciation) on investments		66,707,108
Net Assets ($)		457,816,692

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,064,260	511,153	454,240,274	1,005
Shares Outstanding	195,500	32,160	27,559,350	61
Net Asset Value Per Share ($)	15.67	15.89	16.48	16.48

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $17,450 foreign taxes withheld at source):
Unaffiliated issuers	8,170,907
Affiliated issuers	2,939
Income from securities lending—Note 1(b)	5,760
Total Income	8,179,606
Expenses:
Management fee—Note 3(a)	3,217,569
Professional fees	61,997
Registration fees	52,860
Custodian fees—Note 3(c)	39,894
Shareholder servicing costs—Note 3(c)	34,274
Directors’ fees and expenses—Note 3(d)	26,978
Prospectus and shareholders’ reports	11,602
Loan commitment fees—Note 2	5,331
Distribution fees—Note 3(b)	3,814
Interest expense—Note 2	52
Miscellaneous	25,483
Total Expenses	3,479,854
Less—reduction in expenses due to undertaking—Note 3(a)	(552)
Less—reduction in fees due to earnings credits—Note 3(c)	(34)
Net Expenses	3,479,268
Investment Income—Net	4,700,338
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,188,891
Net unrealized appreciation (depreciation) on investments	(10,664,199)
Net Realized and Unrealized Gain (Loss) on Investments	8,524,692
Net Increase in Net Assets Resulting from Operations	13,225,030

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	[a]	2014
Operations ($):
Investment income—net	4,700,338		4,453,732
Net realized gain (loss) on investments	19,188,891		27,911,836
Net unrealized appreciation (depreciation) on investments	(10,664,199)		8,936,179
Net Increase (Decrease) in Net Assets Resulting from Operations	13,225,030		41,301,747
Dividends to Shareholders from ($):
Investment income—net:
Class A	(19,294)		(24,796)
Class C	-		(498)
Class I	(4,685,153)		(7,168,756)
Class Y	(11)		-
Net realized gain on investments:
Class A	(128,711)		(24,211)
Class C	(20,572)		(4,070)
Class I	(19,093,501)		(4,686,583)
Class Y	(45)		-
Total Dividends	(23,947,287)		(11,908,914)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,890,364		816,883
Class C	279,633		411,680
Class I	86,003,438		100,862,171
Class Y	1,000		-
Dividends reinvested:
Class A	126,146		43,492
Class C	15,054		3,609
Class I	12,001,927		4,318,878
Cost of shares redeemed:
Class A	(1,966,763)		(227,396)
Class C	(278,657)		(206,201)
Class I	(81,895,708)		(68,494,309)
Increase (Decrease) in Net Assets from Capital Stock Transactions	17,176,434		37,528,807
Total Increase (Decrease) in Net Assets	6,454,177		66,921,640
Net Assets ($):
Beginning of Period	451,362,515		384,440,875
End of Period	457,816,692		451,362,515
Undistributed investment income—net	123,460		152,381

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2015	[a]	2014
Capital Share Transactions (Shares):
Class A
Shares sold	171,472		52,648
Shares issued for dividends reinvested	8,208		2,711
Shares redeemed	(124,544)		(14,702)
Net Increase (Decrease) in Shares Outstanding	55,136		40,657
Class C
Shares sold	16,599		25,583
Shares issued for dividends reinvested	966		218
Shares redeemed	(16,912)		(13,178)
Net Increase (Decrease) in Shares Outstanding	653		12,623
Class I
Shares sold	4,988,054		6,230,125
Shares issued for dividends reinvested	742,496		255,443
Shares redeemed	(4,689,277)		(4,174,651)
Net Increase (Decrease) in Shares Outstanding	1,041,273		2,310,917
Class Y
Shares sold	61		-

[a] Effective October 1, 2015, the fund commenced offering Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.12	15.06	11.38	9.79	10.45
Investment Operations:
Investment income—net[a]	.12	.11	.11	.11	.06
Net realized and unrealized gain (loss) on investments	.27	1.33	3.69	1.54	(.66)
Total from Investment Operations	.39	1.44	3.80	1.65	(.60)
Distributions:
Dividends from investment income—net	(.11)	(.20)	(.12)	(.06)	(.06)
Dividends from net realized gain on investments	(.73)	(.18)	–	–	–
Total Distributions	(.84)	(.38)	(.12)	(.06)	(.06)
Net asset value, end of period	15.67	16.12	15.06	11.38	9.79
Total Return (%)[b]	2.55	9.58	33.64	16.90	(5.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.13	1.19	1.30	1.34
Ratio of net expenses to average net assets	1.09	1.11	1.13	1.25	1.17
Ratio of net investment income to average net assets	.69	.72	.81	.96	.56
Portfolio Turnover Rate	50.77	57.11	66.65	34.07	47.87
Net Assets, end of period ($ x 1,000)	3,064	2,262	1,501	657	503

a  Based on average shares outstanding.
b  Exclusive of sales charge.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.35	15.22	11.57	9.97	10.68
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.00)[b]	.01	.03	(.03)
Net realized and unrealized gain (loss) on investments	.29	1.33	3.74	1.57	(.66)
Total from Investment Operations	.27	1.33	3.75	1.60	(.69)
Distributions:
Dividends from investment income—net	–	(.02)	(.10)	–	(.02)
Dividends from net realized gain on investments	(.73)	(.18)	–	–	–
Total Distributions	(.73)	(.20)	(.10)	–	(.02)
Net asset value, end of period	15.89	16.35	15.22	11.57	9.97
Total Return (%)[c]	1.76	8.74	32.57	16.05	(6.47)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93	2.05	2.03	2.21	2.04
Ratio of net expenses to average net assets	1.87	1.89	1.90	2.02	2.00
Ratio of net investment income (loss) to average net assets	(.11)	(.00)[d]	.07	.31	(.24)
Portfolio Turnover Rate	50.77	57.11	66.65	34.07	47.87
Net Assets, end of period ($ x 1,000)	511	515	287	185	94

a  Based on average shares outstanding.
b  Amount represents less than $.01 per share.
c  Exclusive of sales charge.
d Amount represents less than .01%.

See notes to financial statements.

18

	Year Ended December 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.92	15.81	11.95	10.26	10.95
Investment Operations:
Investment income—net[a]	.18	.17	.16	.16	.10
Net realized and unrealized gain (loss) on investments	.29	1.40	3.88	1.63	(.69)
Total from Investment Operations	.47	1.57	4.04	1.79	(.59)
Distributions:
Dividends from investment income—net	(.18)	(.28)	(.18)	(.10)	(.10)
Dividends from net realized gain on investments	(.73)	(.18)	–	–	–
Total Distributions	(.91)	(.46)	(.18)	(.10)	(.10)
Net asset value, end of period	16.48	16.92	15.81	11.95	10.26
Total Return (%)	2.91	9.95	34.12	17.46	(5.46)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.76	.78	.81	.81
Ratio of net expenses to average net assets	.75	.76	.78	.81	.81
Ratio of net investment income to average net assets	1.03	1.05	1.14	1.39	.92
Portfolio Turnover Rate	50.77	57.11	66.65	34.07	47.87
Net Assets, end of period ($ x 1,000)	454,240	448,585	382,652	226,648	168,688

a  Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class Y Shares	December 31, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	16.35
Investment Operations:
Investment income—net[b]	.05
Net realized and unrealized gain (loss) on investments	.98
Total from Investment Operations	1.03
Distributions:
Dividends from investment income—net	(.17)
Dividends from net realized gain on investments	(.73)
Total Distributions	(.90)
Net asset value, end of period	16.48
Total Return (%)	6.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[d]
Ratio of net expenses to average net assets	.75[d]
Ratio of net investment income to average net assets	1.14[d]
Portfolio Turnover Rate	50.77
Net Assets, end of period ($ x 1,000)	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.
b Based on average shares outstanding.
c  Not annualized.
d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting held on September 18, 2015, the Company’s Board of Directors (the “Board”) approved, effective October 1, 2015: (a) for the fund to offer Class Y shares; and, (b) an increase in the authorized shares of the fund from 250 million to 350 million and authorized 100 million Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 350 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

21

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic Common Stocks†	439,984,275	—	—	439,984,275
Equity Securities - Foreign Common Stocks†	10,577,655	—	—	10,577,655
Mutual Funds	11,226,587	—	—	11,226,587

†  See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

24

borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $1,110 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	4,248,044	55,626,575	48,648,032	11,226,587	2.5
Dreyfus Institutional Cash Advantage Fund	—	10,880,395	10,880,395	—	—
Total	4,248,044	66,506,970	59,528,427	11,226,587	2.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

25

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $123,460 and unrealized appreciation $65,670,039. In addition, the fund had $32,737 of capital losses realized after October 31, 2015, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $4,704,458 and $7,195,321, and long-term capital gains $19,242,829 and $4,713,593, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $24,801 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2a—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Agreement during the period ended December 31, 2015 was $4,700, with a related weighted average annualized interest rate of 1.12%.

26

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2015 through October 1, 2016, for Class A, Class C and Class I shares, and from October 1, 2015 through October 1, 2016 for Class Y shares to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $552 during the period ended December 31, 2015.

During the period ended December 31, 2015, the Distributor retained $2,662 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2015, Class C shares were charged $3,814 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2015, Class A and Class C shares were charged $8,237 and $1,272, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $11,952 for transfer agency services and $720 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $34.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $39,894 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $269,658, Distribution Plan fees $306, Shareholder Services Plan fees $728 custodian fees $27,973, Chief Compliance Officer fees $2,647 and transfer agency fees $1,437, which are offset against an expense reimbursement currently in effect in the amount of $101.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4a—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2015, amounted to $230,794,304 and $231,398,096, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $396,118,478; accordingly, accumulated net unrealized appreciation on investments was $65,670,039, consisting of $80,220,150 gross unrealized appreciation and $14,550,111 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Large Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Cap Equity Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Cap Equity Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2016

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,704,458 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.7338 per share as a long-term capital gain distribution paid on December 18, 2015.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

33

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Large Cap Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6535AR1215

Dreyfus Large Cap Growth Fund

ANNUAL REPORT December 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Large Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Growth Fund, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Large Cap Growth Fund’s Class A shares achieved a total return of 3.40%, Class C shares returned 2.71%, and Class I shares returned 3.60%.1 Between their inception on October 1, 2015, and December 31, 2015, the fund’s Class Y shares returned 6.49%. In comparison, the Russell 1000® Growth Index, the fund’s benchmark, produced a total return of 5.67% for the 12 month period.2

Large-cap growth stocks generally posted positive total returns during 2015 despite intensifying global economic concerns. Security selection shortfalls in the consumer discretionary, health care, and consumer staples sectors caused the fund to lag its benchmark.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund’s investment philosophy is based on the premise that earnings growth is the primary determinant of long-term stock appreciation. With this, we use an approach that combines top-down and bottom-up analysis, so stock selection and sector allocation are both factors in determining the fund’s holdings. Fundamental financial analysis is used to identify companies with characteristics such as: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

Economic Uncertainties Constrained Market Performance

Equity markets proved volatile during 2015 amid shifting economic sentiment. The year started on a weak note when the U.S. economic recovery stalled in the midst of harsh winter weather. Exporters were undermined by a strengthening U.S. dollar, and energy producers were challenged by declining oil prices. The economy got back on track in the spring when labor markets showed renewed vigor, housing markets rebounded, and currency exchange rates stabilized.

Positive economic data supported higher stock prices until mid-June, when contentious negotiations surrounding the Greek debt crisis undermined global investor sentiment. After alternately rising and falling over much of the summer, stocks plunged in August when Chinese monetary authorities devalued the country’s currency, exacerbating economic worries in the region. An October rally put several broad measures of stock market performance back in positive territory, but global economic concerns and falling energy prices again raised questions about the sustainability of the U.S. recovery, and stock prices remained volatile over the remainder of the year. In this environment, growth stocks generally fared substantially better than their more value-oriented counterparts.

Relative Results Driven by Individual Stock Selections

The fund trailed its benchmark in 2015, in part due to disappointments in the consumer discretionary sector. Apparel maker PVH struggled with unusually warm winter weather, motorcycle seller Harley-Davidson was hurt by a product recall and overseas competition, entertainment company Time Warner contended with fear of a shift in consumer behavior from traditional media to online programming, and accessories retailer Coach encountered unexpected delays and expenses in a corporate restructuring. Better relative results from Internet retailer Amazon.com and footwear seller NIKE were not enough to fully offset these shortfalls.

3

DISCUSSION OF FUND PERFORMANCE (continued)

In the health care sector, biotechnology firm Celladon lost value after announcing poor clinical trial results for a new drug, and specialty pharmaceutical company Mallinckrodt was hurt by concerns surrounding possible government drug price controls. Among consumer staples companies, chocolate maker Hershey and pediatric nutrition specialist Mead Johnson Nutrition struggled with the impact of the economic slowdown in China.

The fund achieved better relative results in the information technology sector. Cybersecurity specialist Palo Alto Networks advanced amid rising government and business spending on network security. Game maker Electronic Arts released popular new titles and benefited from a shift to digital sales. Semiconductor manufacturer Avago Technologies saw strong sales of smartphone components, and investors responded positively to two acquisitions. Cloud computing providers salesforce.com and ServiceNow encountered rising demand from large corporations. Social media leader Facebook posted strong earnings as it continued to monetize its user base. Software developer Adobe Systems grew its customer base after adopting a subscription-based business model. In the hard-hit materials sector, chemical producers Dow Chemical and Celanese benefited from lower raw materials costs, and the fund generally avoided the fertilizer producers and metals-and-mining companies that led the sector’s decline.

Finding Secular Growth Opportunities

While a moderate U.S. economic recovery remains underway, the global economy has continued to struggle. Therefore, we have retained the fund’s focus on companies that, in our analysis, are benefiting from secular growth trends, including cloud and mobile computing. We also have favored companies with growth catalysts, such as restructurings, mergers, and acquisitions. The fund ended 2015 with roughly market-neutral exposure to the Russell 1000 Growth Index’s various economic sectors, which we believe better enables us to add value through our stock selection process.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Growth Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the Russell 1000 Growth Index

† Source: Lipper Inc.
†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.
    The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Large Cap Growth Fund on 12/31/05 to a $10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/15
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/31/86	-2.56%	10.59%	6.48%
without sales charge	12/31/86	3.40%	11.92%	7.11%
Class C shares
with applicable redemption charge †	9/13/08	1.71%	11.10%	6.68%††
without redemption	9/13/08	2.71%	11.10%	6.68%††
Class I shares	4/1/97	3.60%	12.29%	7.46%
Class Y shares	10/01/15	3.60%††	12.29%††	7.46%††
Russell 1000 Growth Index		5.67%	13.53%	8.53%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.
     The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Growth Fund from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015†
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$ 5.75	$ 9.49	$ 4.51	$ 2.32
Ending value (after expenses)	$ 984.80	$ 981.80	$ 985.90	$ 1,064.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015†††
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$ 5.85	$ 9.65	$ 4.58	$ 4.58
Ending value (after expenses)	$ 1,019.41	$ 1,015.63	$ 1,020.67	$ 1,020.67

† From October 1, 2015 (commencement of initial offering) to December 31, 2015 for Class Y.
†† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C and .90% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of .90% for Class Y, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the actual days in the period).
††† Please note that while Class Y shares commenced operations on October 1, 2015, hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2015 to December 31, 2015.
†††† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2015

Common Stocks - 99.2%	Shares		Value ($)
Automobiles & Components - .9%
Harley-Davidson	9,470		429,843
Capital Goods - 9.3%
3M	4,660		701,982
Boeing	5,670		819,825
Honeywell International	9,846		1,019,750
Ingersoll-Rand	14,560		805,022
Lockheed Martin	2,112		458,621
United Technologies	5,540		532,228
			4,337,428
Consumer Durables & Apparel - 2.3%
NIKE, Cl. B	16,820		1,051,250
Consumer Services - 2.8%
Cheesecake Factory	11,560		533,032
Yum! Brands	10,420		761,181
			1,294,213
Diversified Financials - 2.6%
Charles Schwab	14,020		461,679
Intercontinental Exchange	1,198		306,999
Invesco	13,058		437,182
			1,205,860
Energy - 1.7%
Baker Hughes	6,170		284,746
Devon Energy	6,730		215,360
Valero Energy	4,030		284,961
			785,067
Food & Staples Retailing - 1.2%
Costco Wholesale	3,581		578,332
Food, Beverage & Tobacco - 9.5%
Altria Group	8,980		522,726
Constellation Brands, Cl. A	5,675		808,347
Monster Beverage	3,916	[a]	583,327
PepsiCo	10,361		1,035,271
Philip Morris International	11,250		988,988
WhiteWave Foods	12,920	[a]	502,717
			4,441,376
Health Care Equipment & Services - .8%
Universal Health Services, Cl. B	3,061		365,759

8

Common Stocks - 99.2% (continued)	Shares		Value ($)
Household & Personal Products - 1.3%
Kimberly-Clark	4,801		611,167
Insurance - .9%
Arthur J. Gallagher & Co.	9,940		406,944
Materials - 3.3%
Celanese, Ser. A	7,580		510,361
Dow Chemical	11,020		567,310
Nucor	11,220		452,166
			1,529,837
Media - 5.6%
Comcast, Cl. A	20,870		1,177,694
Time Warner	9,860		637,646
Walt Disney	7,541		792,408
			2,607,748
Pharmaceuticals, Biotechnology & Life Sciences - 14.8%
AbbVie	14,730		872,605
ACADIA Pharmaceuticals	6,725	[a,b]	239,746
Agilent Technologies	9,090		380,053
Allergan	2,488	[a]	777,500
Amgen	2,577		418,324
Anacor Pharmaceuticals	2,809	[a]	317,333
Biogen	1,247	[a]	382,019
BioMarin Pharmaceutical	4,032	[a]	422,392
Bristol-Myers Squibb	11,390		783,518
Celgene	4,718	[a]	565,028
Gilead Sciences	6,588		666,640
Johnson & Johnson	4,476		459,775
Mallinckrodt	3	[a]	224
Pfizer	12,760		411,893
Vertex Pharmaceuticals	1,671	[a]	210,262
			6,907,312
Real Estate - 1.0%
Kimco Realty	18,220	[c]	482,101
Retailing - 6.8%
Amazon.com	2,631	[a]	1,778,267
Lowe's	10,380		789,295
TripAdvisor	7,070	[a]	602,718
			3,170,280
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices	7,610		420,985

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 2.1% (continued)
Avago Technologies	3,908	[b]	567,246
			988,231
Software & Services - 22.6%
Accenture, Cl. A	4,772		498,674
Activision Blizzard	9,930		384,390
Adobe Systems	7,330	[a]	688,580
Alphabet, Cl. A	3,201	[a]	2,490,410
Cognizant Technology Solutions, Cl. A	13,560	[a]	813,871
Electronic Arts	4,720	[a]	324,358
Facebook, Cl. A	16,336	[a]	1,709,726
Microsoft	15,360		852,173
Red Hat	5,930	[a]	491,063
salesforce.com	10,700	[a]	838,880
ServiceNow	7,890	[a]	682,958
Visa, Cl. A	10,020		777,051
			10,552,134
Technology Hardware & Equipment - 6.0%
Apple	20,420		2,149,409
Palo Alto Networks	3,584	[a]	631,286
			2,780,695
Telecommunication Services - 2.3%
AT&T	13,360		459,718
Verizon Communications	13,150		607,793
			1,067,511
Transportation - 1.4%
Union Pacific	8,546		668,297
Total Common Stocks (cost $36,958,960)			46,261,385
Other Investment - 3.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $1,439,446)	1,439,446	[d]	1,439,446
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $7,607)	7,607	[d]	7,607
Total Investments (cost $38,406,013)	102.3%		47,708,438
Liabilities, Less Cash and Receivables	(2.3%)		(1,055,341)
Net Assets	100.0%		46,653,097

10

aNon-income producing security.
bSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $762,383 and the value of the collateral held by the fund was $787,446, consisting of cash collateral of $7,607 and U.S. Government & Agency securities valued at $779,839.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	22.6
Pharmaceuticals, Biotechnology & Life Sciences	14.8
Food, Beverage & Tobacco	9.5
Capital Goods	9.3
Retailing	6.8
Technology Hardware & Equipment	6.0
Media	5.6
Materials	3.3
Money Market Investments	3.1
Consumer Services	2.8
Diversified Financials	2.6
Consumer Durables & Apparel	2.3
Telecommunication Services	2.3
Semiconductors & Semiconductor Equipment	2.1
Energy	1.7
Transportation	1.4
Household & Personal Products	1.3
Food & Staples Retailing	1.2
Real Estate	1.0
Automobiles & Components	.9
Insurance	.9
Health Care Equipment & Services	.8
102.3

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $762,383)—Note 1(b):
Unaffiliated issuers	36,958,960	46,261,385
Affiliated issuers	1,447,053	1,447,053
Cash		16,729
Dividends and securities lending income receivable		53,790
Receivable for shares of Common Stock subscribed		396
Prepaid expenses		22,034
		47,801,387
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		37,835
Payable for investment securities purchased		1,051,938
Liability for securities on loan—Note 1(b)		7,607
Payable for shares of Common Stock redeemed		826
Accrued expenses		50,084
		1,148,290
Net Assets ($)		46,653,097
Composition of Net Assets ($):
Paid-in capital		38,077,202
Accumulated undistributed investment income—net		8,740
Accumulated net realized gain (loss) on investments		(735,270)
Accumulated net unrealized appreciation (depreciation) on investments		9,302,425
Net Assets ($)		46,653,097

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	16,467,391	2,130,214	28,054,436	1,056
Shares Outstanding	1,829,538	244,118	3,037,885	114.42
Net Asset Value Per Share ($)	9.00	8.73	9.23	9.23

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $1,407 foreign taxes withheld at source):
Unaffiliated issuers	626,180
Affiliated issuers	811
Income from securities lending—Note 1(b)	1,432
Total Income	628,423
Expenses:
Management fee—Note 3(a)	290,252
Shareholder servicing costs—Note 3(c)	56,254
Professional fees	49,404
Registration fees	46,846
Custodian fees—Note 3(c)	16,283
Prospectus and shareholders’ reports	11,130
Distribution fees—Note 3(b)	9,978
Directors’ fees and expenses—Note 3(d)	2,665
Loan commitment fees—Note 2	434
Interest expense—Note 2	214
Miscellaneous	22,328
Total Expenses	505,788
Less—reduction in expenses due to undertaking—Note 3(a)	(88,925)
Less—reduction in fees due to earnings credits—Note 3(c)	(25)
Net Expenses	416,838
Investment Income—Net	211,585
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(448,158)
Net unrealized appreciation (depreciation) on investments	1,092,518
Net Realized and Unrealized Gain (Loss) on Investments	644,360
Net Increase in Net Assets Resulting from Operations	855,945

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	[a]	2014
Operations ($):
Investment income—net	211,585		81,775
Net realized gain (loss) on investments	(448,158)		4,315,736
Net unrealized appreciation (depreciation) on investments	1,092,518		(387,699)
Net Increase (Decrease) in Net Assets Resulting from Operations	855,945		4,009,812
Dividends to Shareholders from ($):
Investment income—net:
Class A	(60,321)		(1,664)
Class I	(185,714)		(71,854)
Class Y	(6)		-
Net realized gain on investments:
Class A	(131,022)		(875,885)
Class C	(16,094)		(206,333)
Class I	(314,437)		(3,503,279)
Class Y	(3)		-
Total Dividends	(707,597)		(4,659,015)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	15,812,422		5,092,997
Class C	1,432,409		1,509,268
Class I	7,109,461		1,855,703
Class Y	1,000		-
Dividends reinvested:
Class A	179,364		805,637
Class C	6,850		66,349
Class I	354,097		2,946,936
Cost of shares redeemed:
Class A	(5,953,017)		(580,714)
Class C	(959,133)		(128,455)
Class I	(5,046,406)		(5,899,478)
Increase (Decrease) in Net Assets from Capital Stock Transactions	12,937,047		5,668,243
Total Increase (Decrease) in Net Assets	13,085,395		5,019,040
Net Assets ($):
Beginning of Period	33,567,702		28,548,662
End of Period	46,653,097		33,567,702
Undistributed investment income—net	8,740		43,380

14

	Year Ended December 31,
	2015	[a]	2014
Capital Share Transactions (Shares):
Class A
Shares sold	1,721,104		538,074
Shares issued for dividends reinvested	19,789		90,134
Shares redeemed	(689,395)		(62,787)
Net Increase (Decrease) in Shares Outstanding	1,051,498		565,421
Class C
Shares sold	162,054		160,499
Shares issued for dividends reinvested	764		7,628
Shares redeemed	(108,684)		(13,819)
Net Increase (Decrease) in Shares Outstanding	54,134		154,308
Class I
Shares sold	775,071		191,579
Shares issued for dividends reinvested	37,735		320,933
Shares redeemed	(537,732)		(622,845)
Net Increase (Decrease) in Shares Outstanding	275,074		(110,333)
Class Y
Shares sold	114.42		-

[a] Effective October 1, 2015, the fund commenced offering Class Y shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	8.84	8.96	7.44	6.50	6.84
Investment Operations:
Investment income (loss)—net[a]	.03	.01	.02	.02	(.02)
Net realized and unrealized gain (loss) on investments	.28	1.28	2.61	.92	(.30)
Total from Investment Operations	.31	1.29	2.63	.94	(.32)
Distributions:
Dividends from investment income—net	(.04)	(.00)[b]	(.06)	-	(.02)
Dividends from net realized gain on investments	(.11)	(1.41)	(1.05)	-	-
Total Distributions	(.15)	(1.41)	(1.11)	-	(.02)
Net asset value, end of period	9.00	8.84	8.96	7.44	6.50
Total Return (%)[c]	3.40	14.49	36.02	14.46	(4.73)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	1.51	1.50	1.57	1.47
Ratio of net expenses to average net assets	1.15	1.15	1.19	1.49	1.47
Ratio of net investment income (loss) to average net assets	.37	.12	.29	.28	(.24)
Portfolio Turnover Rate	63.87	91.53	76.66	61.52	58.58
Net Assets, end of period ($ x 1,000)	16,467	6,878	1,906	1,149	670

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended December 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	8.60	8.82	7.34	6.45	6.83
Investment Operations:
Investment (loss)—net[a]	(.03)	(.05)	(.04)	(.04)	(.07)
Net realized and unrealized gain (loss) on investments	.27	1.24	2.57	.93	(.31)
Total from Investment Operations	.24	1.19	2.53	.89	(.38)
Distributions:
Dividends from net realized gain on investments	(.11)	(1.41)	(1.05)	-	-
Net asset value, end of period	8.73	8.60	8.82	7.34	6.45
Total Return (%)[b]	2.71	13.66	34.92	13.80	(5.56)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.20	2.29	2.31	2.57	2.42
Ratio of net expenses to average net assets	1.90	1.90	1.90	2.26	2.25
Ratio of net investment (loss) to average net assets	(.38)	(.60)	(.42)	(.51)	(1.02)
Portfolio Turnover Rate	63.87	91.53	76.66	61.52	58.58
Net Assets, end of period ($ x 1,000)	2,130	1,635	315	159	209

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	9.07	9.16	7.61	6.64	6.97
Investment Operations:
Investment income—net[a]	.06	.03	.05	.05	.02
Net realized and unrealized gain (loss) on investments	.27	1.32	2.66	.94	(.31)
Total from Investment Operations	.33	1.35	2.71	.99	(.29)
Distributions:
Dividends from investment income—net	(.06)	(.03)	(.11)	(.02)	(.04)
Dividends from net realized gain on investments	(.11)	(1.41)	(1.05)	-	-
Total Distributions	(.17)	(1.44)	(1.16)	(.02)	(.04)
Net asset value, end of period	9.23	9.07	9.16	7.61	6.64
Total Return (%)	3.60	14.79	36.40	14.93	(4.23)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.15	1.14	1.11	1.00
Ratio of net expenses to average net assets	.90	.90	.93	1.05	.97
Ratio of net investment income to average net assets	.61	.32	.55	.64	.24
Portfolio Turnover Rate	63.87	91.53	76.66	61.52	58.58
Net Assets, end of period ($ x 1,000)	28,054	25,055	26,328	25,967	38,356

a Based on average shares outstanding.

See notes to financial statements.

18

Year Ended
Class Y Shares	December 31, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	8.74
Investment Operations:
Investment income—net[b]	.02
Net realized and unrealized gain (loss) on investments	.55
Total from Investment Operations	.57
Distributions:
Dividends from investment income—net	(.05)
Dividends from net realized gain on investments	(.03)
Total Distributions	(.08)
Net asset value, end of period	9.23
Total Return (%)	6.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.36[d]
Ratio of net expenses to average net assets	.90[d]
Ratio of net investment income to average net assets	.69[d]
Portfolio Turnover Rate	63.87
Net Assets, end of period ($ x 1,000)	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting held on September 18, 2015, the Company’s Board of Directors (the “Board”) approved, effective October 1, 2015: (a) for the fund to offer Class Y shares; and, (b) an increase in the authorized shares of the fund from 250 million to 350 million and authorized 100 million Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 350 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

22

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic Common Stocks†	45,694,139	-	-	45,694,139
Equity Securities-Foreign Common Stock†	567,246	-	-	567,246
Mutual Funds	1,447,053	-	-	1,447,053

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

23

NOTES TO FINANCIAL STATEMENTS (continued)

borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $417 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	812,778	19,129,473	18,502,805	1,439,446	3.1
Dreyfus Institutional Cash Advantage Fund	994,316	5,917,138	6,903,847	7,607.0
Total	1,807,094	25,046,611	25,406,652	1,447,053	3.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

24

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,196 and unrealized appreciation $8,961,376. In addition, the fund had $394,221 of capital losses realized after October 31, 2015, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $257,689 and $1,807,763, and long-term capital gains $449,908 and $2,851,252, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund decreased accumulated undistributed investment income-net by $184 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015 was approximately $18,900 with a related weighted average annualized interest rate of 1.13%.

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, from January 1, 2015 for Class A, C and I shares and from October 1, 2015 for Class Y shares through October 1, 2016, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $88,925 during the period ended December 31, 2015.

During the period ended December 31, 2015, the Distributor retained $4,220 from commissions earned on sales of the fund’s Class A shares and $20 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2015, Class C shares were charged $9,978 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2015, Class A and Class C shares were charged $29,706 and $3,326, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

26

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $11,676 for transfer agency services and $510 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $25.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $16,283 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $27,088, Distribution Plan fees $1,078, Shareholder Services Plan fees $3,677, custodian fees $12,141, Chief Compliance Officer fees $2,647 and transfer agency fees $1,025, which are offset against an expense reimbursement currently in effect in the amount of $9,821.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2015, amounted to $38,939,354 and $25,915,846, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $38,747,062; accordingly, accumulated net unrealized appreciation on investments was $8,961,376, consisting of $10,170,608 gross unrealized appreciation and $1,209,232 gross unrealized depreciation.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Cap Growth Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Cap Growth Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2016

28

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 84.11% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $204,752 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.0028 per share as a short-term capital gain distribution and $.0759 per share as a long-term capital gain distribution paid on March 23, 2015 and the fund also reports $.0270 per share as a long-term capital gain distribution paid on December 18, 2015.

29

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

30

Lynn Martin (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously, Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

32

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

33

For More Information

Dreyfus Large Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DAPAX Class C: DGTCX Class I: DAPIX Class Y: DLCGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6574AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,452 in 2014 and $67,674 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,240 in 2014 and $12,546 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,914 in 2014 and $6,958 in 2015.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,489 in 2014 and $179 in 2015.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2014 and $-0- in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,307,177 in 2014 and $20,055,582 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 23, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)